                                                                   EXHIBIT 10.12

            SUMMARY OF 2006 NAMED EXECUTIVE OFFICER CASH COMPENSATION

     The Compensation Committee of our Board of Directors has determined that 2006 base salaries of our named executive officers would remain unchanged from 2005 as set forth below:

                                                     2006 BASE
NAME AND POSITION                                      SALARY
-----------------                                    ---------
Arthur T. Sands, M.D., Ph.D.                          $473,000
   President and Chief Executive Officer

Julia P. Gregory                                      $329,000
   Executive Vice President, Corporate Development
   and Chief Financial Officer

Jeffrey L. Wade, J.D.                                 $292,000
   Executive Vice President and General Counsel

Brian P. Zambrowicz, Ph.D.                            $312,000
   Executive Vice President of Research

Alan J. Main, Ph.D.                                   $312,000
   Senior Vice President, Lexicon Pharmaceuticals

     Our named executive officers are also eligible to receive cash bonuses, within the discretion of the Compensation Committee, based on the achievement of certain corporate and individual goals in 2006. The corporate goals include objectives relating to the development of drug candidates and the achievement of specified financial targets. The achievement of these goals will be evaluated by the Compensation Committee in making determinations regarding bonuses for 2006 performance.

     The Compensation Committee has established a bonus target, expressed as a percentage of base salary, for each of our named executive officers, assuming that corporate and individual goals are fully achieved. The bonus target percentage for each of our named executive officers is set forth below:

                                                      BONUS
NAME AND POSITION                                    TARGET
-----------------                                    ------
Arthur T. Sands, M.D., Ph.D.                           50%
   President and Chief Executive Officer

Julia P. Gregory                                       35%
   Executive Vice President, Corporate Development
   and Chief Financial Officer

Jeffrey L. Wade, J.D.                                  35%
   Executive Vice President and General Counsel

Brian P. Zambrowicz, Ph.D.                             40%
   Executive Vice President of Research

Alan J. Main, Ph.D.                                    30%
   Senior Vice President, Lexicon Pharmaceuticals